RECENT ACQUISITION	12 Months Ended
Dec. 31, 2020
RECENT ACQUISITION [Abstract]
RECENT ACQUISITION
NOTE 26 – RECENT ACQUISITION

Effective April 1, 2018, we completed the acquisition of all of the issued and outstanding shares of common stock of TCSB through a merger of TCSB into Independent Bank Corporation (‘‘IBCP’’), with IBCP as the surviving corporation (the ‘‘Merger’’). On that same date we also consolidated Traverse City State Bank, TCSB’s wholly-owned subsidiary bank, into Independent Bank (with Independent Bank as the surviving institution). Under the terms of the merger agreement each holder of TCSB common stock received 1.1166 shares of IBCP common stock plus cash in lieu of fractional shares totaling $0.005 million. TCSB option holders had their options converted into IBCP stock options. As a result we issued 2.71 million shares of common stock and 0.19 million stock options with a fair value of approximately $64.5 million to the shareholders and option holders of TCSB. The fair value of common stock and stock options issued as the consideration paid for TCSB was determined using the closing price of our common stock on the acquisition date. This acquisition was accounted for under the acquisition method of accounting. Accordingly, we recognized amounts for identifiable assets acquired and liabilities assumed at their estimated acquisition date fair values. TCSB results of operations are included in our results beginning April 1, 2018. Non-interest expense includes zero, zero and $3.5 million of costs incurred during the years ended December 31, 2020, 2019 and 2018, respectively related to the Merger.